EXHIBIT 10.6
MEASUREMENT  SPECIALTIES,  INC.
1995  STOCK  OPTION  PLAN

1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company's business.

Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2.  DEFINITIONS.  As used herein,  the  following  definitions  shall  apply:

(a)"Board" shall mean the Board of Directors of the Company.

(b)"Code" shall mean the Internal Revenue Code of 1986, as amended.

(c)"Common Stock" shall mean the Common Stock of the Company.

(d)"Company" shall mean Measurement Specialties, Inc., a New Jersey corporation.

(e)"Consultant" shall mean any person who is engaged by the Company to render consulting services and is compensated for such consulting services.

(f)"Director" shall mean any director of the Company whether compensated for such services or not.

(g)"Employee" shall mean any person, including officers and directors, employed by the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

(h)"Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(i)"Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

(j)"Option" shall mean a stock option granted pursuant to the Plan.

(k)"Optioned Stock" shall mean the Common Stock subject to an Option.

(l)"Optionee" shall mean an Employee, Director or Consultant who receives an Option.

(m)"Plan" shall mean this 1995 Stock Option Plan.

(n)"Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

3.STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares which may be optioned and sold under this Plan is Three Hundred Twenty-Six Thousand (326,000) shares of Common Stock.

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If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan or the Option Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

4. ADMINISTRATION  OF  THE  PLAN.

(a)PROCEDURE. The Plan shall be administered by the Board of Directors of the Company. The Board of Directors shall appoint a Committee consisting of not less than two members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

The Board of Directors may, from time to time, increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(b)POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or
Nonstatutory Stock Options; (ii) to determine, upon review of relevant information, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees, Consultants and Directors to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY.

(a)OPTIONEE ELIGIBILITY. Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Incentive Stock Options may be granted only to Employees. An Employee, Consultant or Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

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(b)INCENTIVE STOCK OPTION RESTRICTION.  No Incentive Stock Option may be granted to an Employee which, when aggregated with all other incentive stock options granted to such Employee by the Company, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the Option covering such Share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

This section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

(c)SPECIAL RESTRICTION. No Employee may be granted, in any fiscal year of the Company, Options to purchase in excess of 200,000 shares under the Plan.

(d)RESERVATION OF TERMINATION RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

6.TERM OF PLAN. The Plan shall become effective upon adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.TERM OF OPTION. The term of each Option shall be ten (10) years from the date of grant thereof (five (5) years if Optionee owns, immediately before the Option is granted, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary) or such shorter term as may be provided in the Stock Option Agreement.

8. EXERCISE  PRICE  AND  CONSIDERATION.

(a)EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall not be less than the following:

(i)  100%  of  the  fair  market  value  per  Share  on  the  date  of grant; or

(ii) if the Optionee shall be a person who shall own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then such exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

(b)ELIGIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option may consist entirely of cash, check, delivery of Common Stock of the Company that has been held by the Optionee for a minimum of six months having a fair market value equal to the exercise price payable with respect to such exercise or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares as shall be determined by the Board to the extent permitted under the general corporation law of New Jersey.

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9. EXERCISE  OF  OPTION.

(a)PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's status as an Employee or Consultant, as the case may be, such Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. In the case of a Nonstatutory Stock Option, the Board may at any time, in its determination, change such ninety (90) day post termination exercise period to a period greater than ninety (90) days. In no event, however, shall an Option be exercisable after the date of expiration of the term of such Option as set forth in the Option Agreement. To the extent that an Optionee was not entitled to exercise the Option at the date of termination, or if an Optionee fails to exercise an Option within the time specified herein, the Option shall terminate. Notwithstanding the above, in the event of termination of an Optionee's status as an Employee or Consultant for cause, the Board may, in the excersise of its sole disretion in such instances, terminate the Optionee's Options.

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(c)DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's status as an Employee or Consultant as a result of his disability, the Optionee may, but only within one year from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

(d)DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within one year following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death of the Optionee. In the event that an Optionee should die within ninety (90) days after termination as an Employee, Consultant or Director of the Company, the Option may be exercised, at any time within one year following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of such termination.

(e)NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10. ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION  OR  MERGER.

(a)STOCK SPLITS, COMBINATIONS AND RECAPITALIZATIONS. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

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(c)MERGER,  CONSOLIDATION OR SALE OF ASSETS.  In the event of a proposed sale of all or  substantially  all of the  assets of the  Company,  or the merger of the
Company with or into another corporation, the Company shall provide each Optionee with written notice of such transaction at least thirty (30) days prior to the projected date of such transaction. The Optionee may exercise the Option, to the extent then exercisable, on or prior to the date of such transaction and may condition his exercise upon the occurrence of the transaction. Whether or
not  so  exercised,   the  Option  shall  terminate  immediately  prior  to  the consummation of such proposed sale or merger. In the event of a proposed sale or merger, the Board may, in the exercise of its sole discretion in such instances, declare that any Option shall be exercisable as to all the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board, in its sole discretion, makes an Option fully exercisable, the Board shall include in its notice for such transaction a notification that the Option shall be fully exercisable prior to consummation of the transaction to which such notice relates.

11.TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

12. SHAREHOLDER  APPROVAL;  AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

(a)SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted.

(b)AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company:

(i)any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan; or

(ii)any change in the designation of the class of persons eligible to be granted Options.

(c)EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

13.CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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As a condition to the exercise of an Option,  the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

14.RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16.INFORMATION TO OPTIONEES. The Company shall provide to each Optionee upon request, during the period for which such Optionee has one or more Options outstanding, copies of the Company's annual financial statements. In addition to annual financial statements, the Company shall make available to each Optionee upon request, during the period for which such Optionee has one or more Options outstanding, all annual reports and other information which are provided to all shareholders of the Company.